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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2005

                          Savient Pharmaceuticals, Inc.
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               (Exact name of registrant as specified in charter)

        Delaware                        0-15313                  13-3033811
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 (State or other juris-              (Commission               (IRS Employer
diction of incorporation             File Number)            Identification No.)

                          One Tower Center, 14th Floor
                        East Brunswick, New Jersey 08816
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 418-9300

                                 Not applicable
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         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 9, 2005, Savient Pharmaceuticals, Inc. ("Savient" or the "Company") announced its financial results for the quarter ended June 30, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         In addition, on August 9, 2005, Savient held a publicly available live webcast discussion of its financial results for the quarter and fiscal year ended June 30, 2005. The transcript of the August 9, 2005 conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

         Furthermore, on August 15, 2005, Savient issued a press release announcing that it has delayed the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 to permit it to continue to evaluate the nature and extent of errors that the Company may have made in recording its reserve for returns in previous financial statements. The full text of such press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K. As described in such press release, until this evaluation is completed, and the June 30, 2005 Form 10-Q is filed, the Company does not believe that investors should rely on the unaudited results for the three and six months ended June 30, 2005 that the Company announced in the press release and discussed in the conference call referenced to above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press release dated August 9, 2005

         99.2     Transcript dated August 9, 2005

         99.3     Press release dated August 15, 2005

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 15, 2005             SAVIENT PHARMACEUTICALS, INC.

                                   By: /s/ Philip K. Yachmetz
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                                      Philip K. Yachmetz
                                      Senior Vice President - Corporate
                                        Strategy, General Counsel and Secretary